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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             November 22, 2000
                             -----------------
                              Date of Report
                    (Date of earliest event reported)


                         BETHURUM LABORATORIES, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)


     Utah                         0-25167                       76-0050046
     ----                         -------                       ----------
(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification
incorporation)                                               No.)


                         6171 Richmond, Suite 200
                           Houston, Texas 77057
                         ------------------------
                   (Address of Principal Executive Offices)

                               (713) 266-8005
                               --------------
                       (Registrant's Telephone Number)


                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          Pursuant to an S-4 Registration Statement and Joint Proxy Statement and Prospectus filed with the Securities and Exchange Commission and granted an effective date of October 11, 2000, and which is incorporated herein by reference, the stockholders of the Company voted on November 10, 2000, to redomicile the Company to the British Virgin Islands. Of the 3,300,750 shares of the Company entitled to vote, 2,726,350 voted for the proposal, with none against and none abstaining. On September 22, 2000, Bethurum Laboratories, Ltd. was incorporated in the British Virgin Islands as an International Business Company for the sole purpose of changing the domicile of the Company. Copies of a Memorandum of Association and Articles of Association are attached hereto and incorporated herein by reference. On November 13, 2000, the Company filed Articles of Merger with the State of Utah, and on November 22, 2000, the Company filed Articles of Merger and a Plan of Merger with the Registry of Companies in the British Virgin Islands. The effective date of the merger was November 22, 2000. Copies of the Articles of Merger filed in the State of Utah and the Articles of Merger and Plan of Merger filed in the British Virgin Islands are also attached hereto and incorporated herein by reference.

          See the Exhibit Index, Item 7 of this Report.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.

Description of Exhibit                      Exhibit Number
----------------------                          --------------

Memorandum of Association of Bethurum                  3.1
Laboratories, Ltd. filed in the
British Virgin Islands

Articles of Association of Bethurum                    3.2
Laboratories, Ltd. filed in the
British Virgin Islands

Articles of Merger filed in the                        3.3
State of Utah

Articles of Merger filed in the                        3.4
British Virgin Islands

Plan of Merger filed in the                            3.5
British Virgin Islands

Documents Incorporated by Reference
-----------------------------------

S-4 Registration Statement and
Joint Proxy Statement and Prospectus

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BETHURUM LABORATORIES, INC.

DATED:   1/3/01                           /s/ William A. Silvey, Jr.
         ------------------              ----------------------------
                                         William A. Silvey, Jr.
                                         President/Director